LETTER FROM SAFECO LIFE'S PRESIDENT

DEAR RESOURCE B AND SPINNAKER PLUS PARTICIPANT:

We are pleased to present the SAFECO Life Resource B and Spinnaker Plus Variable Annuity Annual Report. Inside you will find schedules of investments and financial statements for each of the seven portfolios. In addition, reports from each of the portfolio managers are provided. The information presented covers the year ending December 31, 1995.

1995 FINANCIAL MARKET REVIEW

The powerful combination of lower interest rates and robust corporate earnings set the stage for record gains in the stock market. The Dow Jones industrial average rose 33.45% passing both the 4000 and 5000 barrier and setting new highs for a record 69 times. Just about everything went right for the stock market. The Federal Reserve Board ended its credit-tightening campaign of 1994 and loosened its monetary-policy. By lowering interest rates, the Federal Reserve Board increased bond prices, sending yields below 6% on the 30-year Treasury bond. Inflation remained low and continues to show signs of abating further. Corporate profits increased strongly as U.S. businesses reaped some of the rewards of a decade of restructuring and increasing competitiveness in the marketplace.

FINANCIAL OUTLOOK

While the outlook is positive for long term investors, the only certainty is that past performance is no guarantee of future results. Investors hoping for another year of 30% gains in stock prices are likely to be disappointed. Stock earnings growth should subside from the past two unprecedented years. A Wall Street Journal survey of 65 economists indicates short and long term interest rates will probably remain fairly stable through the year, held there by slow economic growth of 2%, low inflation of around 3% and unemployment of about 5.7%.

SAFECO LIFE'S COMMITMENT

SAFECO Life remains committed to providing you quality service with efficient and accurate reporting. We have added new customer service representatives in our IRA and TSA units as well as toll free telephone lines designed to link you directly with the service representative handling your account. You will also continue to receive quarterly updates about the Myths and Realities of saving for your retirement. Watch for news in 1996 about a voice responsive unit allowing you access to your account information and an investor newsletter to better serve your needs.

We appreciate your business and the opportunity to serve you. Call us at the toll free number listed on your statement anytime between 7:00 am & 4:30 pm
(PST) if we can be of assistance.

Sincerely,

LOGO

Richard E. Zunker
President

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1995
                                              SAFECO RESOURCE VARIABLE ACCOUNT B

       --------------------------------------------------------------------------------------
       TABLE OF CONTENTS:
                                                                                        PAGE
       SAFECO Resource Variable Account B
       Financial Statements                                                                4
       SAFECO Resource Series Trust
       Equity Portfolio                                                                   12
       Growth Portfolio                                                                   16
       Northwest Portfolio                                                                20
       Bond Portfolio                                                                     24
       Money Market Portfolio                                                             27
       Financial Statements                                                               30
       --------------------------------------------------------------------------------------

December 31, 1995
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                               SUB-ACCOUNTS
                                                --------------------------------------------------------------------------
           AS OF DECEMBER 31, 1995               EQUITY     GROWTH       NW        BOND       MMKT      INT'L       BAL
--------------------------------------------------------------------------------------------------------------------------
                                                              -- (In Thousands, Except Per-Unit Amounts) --
ASSETS:
  Investments, at value:
    SAFECO Resource Series
      Trust - Equity Portfolio
      4,662,976 shares at net asset value
      of $19.24 per share
      (identified cost $83,442)                 $89,735
    SAFECO Resource Series
      Trust - Growth Portfolio
      1,201,938 shares at net asset value
      of $15.88 per share
      (identified cost $17,975)                            $19,083
    SAFECO Resource Series
      Trust - Northwest Portfolio
      173,955 shares at net asset value
      of $10.85 per share
      (identified cost $1,882)                                        $  1,888
    SAFECO Resource Series
      Trust - Bond Portfolio
      771,833 shares at net asset value
      of $11.31 per share
      (identified cost $8,673)                                                   $  8,728
    SAFECO Resource Series
      Trust - Money Market Portfolio
      4,447,189 shares at net asset value
      of $1.00 per share
      (identified cost $4,447)                                                              $  4,447
    Scudder Variable Life Investment
      Fund - International Portfolio
      703,806 shares at net asset value
      of $11.82 per share
      (identified cost $7,817)                                                                         $  8,319
    Scudder Variable Life Investment
      Fund - Balanced Portfolio
      300,124 shares at net asset value
      of $10.95 per share
      (identified cost $2,919)                                                                                    $  3,286
  Cash                                               26          1           -          2          -          -          -
                                                -------    -------    --------   --------   --------   --------   --------
    Total assets                                 89,761     19,084       1,888      8,730      4,447      8,319      3,286
                                                -------    -------    --------   --------   --------   --------   --------
LIABILITIES:
  Mortality and expense risk charge payable          88         19           2          9          5          8          3
  Fees payable                                       26          1           -          2          -          -          -
                                                -------    -------    --------   --------   --------   --------   --------
    Total liabilities                               114         20           2         11          5          8          3
                                                -------    -------    --------   --------   --------   --------   --------
NET ASSETS                                      $89,647    $19,064    $  1,886   $  8,719   $  4,442   $  8,311   $  3,283
                                                =======    =======    ========   ========   ========   ========   ========
ACCUMULATION UNITS OUTSTANDING                    2,774        918         175        481        308        720        260
                                                =======    =======    ========   ========   ========   ========   ========
ACCUMULATION UNIT VALUE AND REDEMPTION
  PRICE PER UNIT
  (Net assets divided by accumulation units
  outstanding)                                  $32.321    $20.756    $ 10.777   $ 18.117   $ 14.417   $ 11.540   $ 12.596
                                                =======    =======    ========   ========   ========   ========   ========

                       See Notes to Financial Statements

                                              SAFECO RESOURCE VARIABLE ACCOUNT B
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS

                                                                         SUB-ACCOUNTS
                                    --------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31, 1995
                                     EQUITY       GROWTH         NW          BOND         MMKT        INT'L         BAL
                                    --------------------------------------------------------------------------------------
                                                                    -- ($ in Thousands) --
INVESTMENT INCOME:
  Income dividends and capital
    gain
    distributions                   $ 9,976      $ 2,522      $     26     $    518     $    244     $     26     $     68
EXPENSES:
  Mortality and expense risk
    charge                              887          140            19           96           57           87           25
                                    -------      -------      --------     --------     --------     --------     --------
NET INVESTMENT INCOME                 9,089        2,382             7          422          187          (61)          43
                                    -------      -------      --------     --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on
    investments                       2,869          523            32          (29)           -           95           19
  Net change in unrealized
    appreciation                      5,057        1,050             1          773            -          638          381
                                    -------      -------      --------     --------     --------     --------     --------
NET GAIN (LOSS) ON INVESTMENTS        7,926        1,573            33          744            -          733          400
                                    -------      -------      --------     --------     --------     --------     --------
NET CHANGE IN NET ASSETS
  RESULTING
  FROM OPERATIONS                   $17,015      $ 3,955      $     40     $  1,166     $    187     $    672     $    443
                                    =======      =======      ========     ========     ========     ========     ========

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                          SUB-ACCOUNTS
                                      ------------------------------------------------------------------------------------
                                               EQUITY                        GROWTH                          NW
                                      ------------------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED DECEMBER 31
                                         1995           1994           1995           1994           1995           1994
                                      ------------------------------------------------------------------------------------
                                                                     -- ($ in Thousands) --
OPERATIONS:
  Net investment income                $  9,089       $  4,443       $  2,382       $    251       $      7       $     (2)
  Net realized gain (loss) on
    investments                           2,869          1,691            523             (6)            32             13
  Net change in unrealized
    appreciation/depreciation             5,057         (3,071)         1,050            109              1             (4)
                                       --------       --------       --------       --------       --------       --------
  Net change in net assets
    resulting from operations            17,015          3,063          3,955            354             40              7
NET ACCUMULATION UNIT
  TRANSACTIONS                           18,584         17,856          8,825          5,174            740            725
                                       --------       --------       --------       --------       --------       --------
TOTAL CHANGE IN NET ASSETS               35,599         20,919         12,780          5,528            780            732
NET ASSETS AT BEGINNING OF PERIOD        54,048         33,129          6,284            756          1,106            374
                                       --------       --------       --------       --------       --------       --------
NET ASSETS AT END OF PERIOD            $ 89,647       $ 54,048       $ 19,064       $  6,284       $  1,886       $  1,106
                                       ========       ========       ========       ========       ========       ========
OTHER INFORMATION
Increase (Decrease) in Units
  and Amounts
UNITS:
  Sales                                     905            920            659            427             90             82
  Redemptions                              (257)          (196)          (163)           (61)           (24)           (11)
                                       --------       --------       --------       --------       --------       --------
    Net change                              648            724            496            366             66             71
                                       ========       ========       ========       ========       ========       ========
AMOUNTS:
  Sales                                $ 25,905       $ 22,661       $ 11,610       $  6,036       $  1,000       $    839
  Redemptions                            (7,321)        (4,805)        (2,785)          (862)          (260)          (114)
                                       --------       --------       --------       --------       --------       --------
    Net change                         $ 18,584       $ 17,856       $  8,825       $  5,174       $    740       $    725
                                       ========       ========       ========       ========       ========       ========
DECEMBER 31, 1995:
  Paid in capital                      $ 60,434                      $ 14,692                      $  1,829
  Par value per unit                       None                          None                          None
  Accumulation units authorized       Unlimited                     Unlimited                     Unlimited
  Accumulation units owned by
    SAFECO                                  200                             -                             -

                       See Notes to Financial Statements

                                              SAFECO RESOURCE VARIABLE ACCOUNT B
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
                                                                     (Continued)

                                                                        SUB-ACCOUNTS
                                 ---------------------------------------------------------------------------------------------
                                        BOND                    MMKT                    INT'L                    BAL
                                 ---------------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED DECEMBER 31
                                  1995        1994        1995        1994        1995        1994        1995        1994
                                 ---------------------------------------------------------------------------------------------
                                                                   -- ($ in Thousands) --
OPERATIONS:
  Net investment income          $    422    $    312    $    187    $     95    $    (61)   $    (28)   $     43    $     22
  Net realized gain (loss) on
    investments                       (29)         67           -           -          95          34          19         (15)
  Net change in unrealized
    appreciation/depreciation         773        (699)          -           -         638        (166)        381         (15)
                                 --------    --------    --------    --------    --------    --------    --------    --------
  Net change in net assets
    resulting from operations       1,166        (320)        187          95         672        (160)        443          (8)
NET ACCUMULATION UNIT
  TRANSACTIONS                         89         520        (473)        936       2,735       4,329       1,607       1,136
                                 --------    --------    --------    --------    --------    --------    --------    --------
TOTAL CHANGE IN NET ASSETS          1,255         200        (286)      1,031       3,407       4,169       2,050       1,128
NET ASSETS AT BEGINNING OF
  PERIOD                            7,464       7,264       4,728       3,697       4,904         735       1,233         105
                                 --------    --------    --------    --------    --------    --------    --------    --------
NET ASSETS AT END OF PERIOD      $  8,719    $  7,464    $  4,442    $  4,728    $  8,311    $  4,904    $  3,283    $  1,233
                                 ========    ========    ========    ========    ========    ========    ========    ========
OTHER INFORMATION
Increase (Decrease) in Units
  and Amounts
UNITS:
  Sales                                87         106         587         523         445         479         157         118
  Redemptions                         (86)        (73)       (621)       (455)       (191)        (81)        (19)         (6)
                                 --------    --------    --------    --------    --------    --------    --------    --------
    Net change                          1          33         (34)         68         254         398         138         112
                                 ========    ========    ========    ========    ========    ========    ========    ========
AMOUNTS:
  Sales                          $  1,469    $  1,672    $  8,274    $  7,141    $  4,856    $  5,218    $  1,826    $  1,193
  Redemptions                      (1,380)     (1,152)     (8,747)     (6,205)     (2,121)       (889)       (219)        (57)
                                 --------    --------    --------    --------    --------    --------    --------    --------
    Net change                   $     89    $    520    $   (473)   $    936    $  2,735    $  4,329    $  1,607    $  1,136
                                 ========    ========    ========    ========    ========    ========    ========    ========
DECEMBER 31, 1995:
  Paid in capital                $  6,276                $  3,379                $  7,769                $  2,847
  Par value per unit                 None                    None                    None                    None
  Accumulation units
    authorized                  Unlimited               Unlimited               Unlimited               Unlimited
  Accumulation units owned by
    SAFECO                            200                     200                       -                       -

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    SAFECO Resource Variable Account B (Variable Account B) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of SAFECO Life Insurance Company (SAFECO), a wholly-owned subsidiary of SAFECO Corporation. Purchasers of variable annuity products direct their investment to one or more of the seven sub-accounts of Variable Account B. Each sub-account invests in shares of a designated portfolio of either SAFECO Resource Series Trust or Scudder Variable Life Investment Fund.

    The five portfolios of SAFECO Resource Series Trust available to unitholders are the Equity, Growth, Northwest (NW), Bond, and Money Market (MMKT) portfolios. The two portfolios of Scudder Variable Life Investment Funds available to unitholders are the International (INT'L) and Balanced (BAL) portfolios.

    The assets of Variable Account B are the property of SAFECO and are not commingled with liabilities arising out of any other business of SAFECO.

2.  SIGNIFICANT ACCOUNTING POLICIES

    SECURITY VALUATION -- Investments in mutual fund securities are carried in the statement of assets and liabilities at net asset value as reported by the portfolio. Realized gains or losses on securities transactions are determined using the First-In First-Out (FIFO) cost method. Security transactions are recorded on the trade date.

    DISTRIBUTIONS -- The net investment income and realized capital gains of Variable Account B are not distributed, but are retained and reinvested for the benefit of accumulation unit owners.

    FEDERAL INCOME TAX -- Operations of Variable Account B are included in the federal income tax return of SAFECO, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operations of Variable Account B.

    UNIT VALUE CALCULATION -- For financial reporting purposes, amounts have been rounded to the nearest thousand dollars, except for per unit amounts, which may result in minor rounding differences. Per unit amounts are calculated based on precise amounts.

3.  EXPENSES

    A mortality and expense risk charge is deducted by SAFECO from Variable Account B on a daily basis which is equal, on an annual basis, to 1.25% of the average daily net asset value of Variable Account B. The mortality risks assumed by SAFECO arise from its contractual obligation to make annuity payments after the annuity date for the life of the participant and to waive withdrawal charges in the event of the death of a participant. The expense risk assumed by SAFECO is that the costs of administering the contracts and Variable Account B will exceed the amount received from the administration charge.

    The following expenses may be deducted from a contractholder's account by SAFECO and not directly from Variable Account B. As a fee for expenses associated with the administration of the

                                              SAFECO RESOURCE VARIABLE ACCOUNT B
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (Continued)

3.  EXPENSES - CONTINUED

    contract owner's account, an annual charge of $30 may be deducted by SAFECO from the accumulated value of each contract on the date the initial purchase payment is invested and on each certificate anniversary. In the event that a participant withdraws all or a portion of the participant's accumulation account, a contingent deferred sales charge is imposed on withdrawals of purchase payments in the first eight certificate years. Any premium tax levied by a state or government entity with respect to the Variable Account B contract will be charged against the contract. Fees and charges may vary by product.

4.  INVESTMENT TRANSACTIONS

                                                                         SUB-ACCOUNTS
                                    --------------------------------------------------------------------------------------
                                     EQUITY       GROWTH         NW          BOND         MMKT        INT'L         BAL
                                    --------------------------------------------------------------------------------------
                                                                    -- ($ in Thousands) --
     PURCHASES for the year
       ended
       December 31, 1995            $37,774      $14,266      $  1,061     $  2,121     $  9,294     $  5,051     $  1,931
                                    =======      =======      ========     =======      ========     ========     ========
     SALES for the year ended
       December 31, 1995            $10,067      $ 3,046      $    313     $  1,609     $  9,580     $  2,374     $    279
                                    =======      =======      ========     ========     ========     ========     ========

5.  ACCUMULATION UNIT DATA

                                                                         SUB-ACCOUNTS
                                    --------------------------------------------------------------------------------------
                                     EQUITY       GROWTH         NW          BOND         MMKT        INT'L         BAL
                                    --------------------------------------------------------------------------------------
     December 31, 1991              $17.520            -             -     $ 14.107     $ 13.074            -            -
     December 31, 1992               18.704            -             -       14.882       13.335            -            -
     January 7, 1993                      -      $10.000      $ 10.000            -            -            -            -
     March 12, 1993                       -            -             -            -            -     $  8.250     $ 10.060
     December 31, 1993               23.630       13.480         9.923       16.253       13.516       10.743       10.346
     December 31, 1994               25.424       14.897        10.156       15.559       13.837       10.519       10.066
     December 31, 1995               32.321       20.756        10.777       18.117       14.417       11.540       12.596

December 31, 1995
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors of SAFECO Life Insurance Company and
Participants of SAFECO Resource Variable Account B

We have audited the accompanying statement of assets and liabilities of SAFECO Resource Variable Account B (comprising, respectively, the Equity, Growth, Northwest, Bond, Money Market, International, and Balanced Sub-Accounts), as of December 31, 1995. For the Equity, Bond, and Money Market Sub-Accounts, we have audited the statement of operations for the year ended December 31, 1995, the statement of changes in net assets for each of the two years in the period then ended, and the accumulation unit data for each of the five years in the period then ended. For the Growth, Northwest, International and Balanced Sub-Accounts, we have audited the statement of operations for the year ended December 31, 1995, the statement of changes in net assets for each of the two years in the period then ended, and the accumulation unit data for each of the two years in the period then ended and for the period from the commencement of operations (January 7, 1993 for the Growth and Northwest Sub-Accounts and March 12, 1993 for the Balanced and International Sub-Accounts) to December 31, 1993. These financial statements and accumulation unit data are the responsibility of the SAFECO Resource Variable Account B's management. Our responsibility is to express an opinion on these financial statements and accumulation unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and accumulation unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with SAFECO Resource Series Trust and Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and accumulation unit data referred to above present fairly, in all material respects, the financial position of each of the respective Sub-Accounts constituting SAFECO Resource Variable Account B at December 31, 1995, the results of their operations, the changes in their net assets, and the accumulation unit data for the periods referred to above, in conformity with generally accepted accounting principles.

                                                        [ERNST & YOUNG LLP SIG]

Seattle, Washington
January 26, 1996

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1995

                                                    SAFECO RESOURCE SERIES TRUST

December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT REVIEW

REPORT FROM EQUITY PORTFOLIO MANAGER - RICHARD MEAGLEY

For the 12 months ended December 31, 1995, the Equity Portfolio returned 28.63% and the S&P 500 Index posted a 37.14% gain. A disappointing first quarter and fourth quarter trouble in technology (Motorola and Advanced Micro Devices in particular) held our returns under the S&P.

In the first quarter of 1995 I took over the Portfolio. Our Mexican companies crashed with the peso and 10 of the 11 Real Estate Investment Trusts (REITs) we owned lost value. Since then, I've reconfigured the holdings to reflect my preference for large established companies.

Adding Mobil, Exxon and Royal Dutch, I took the oil group from 5.0 to 8.3 percent of assets. These stocks have gained on intelligent cost-cutting and increased sales. Additionally, they have attractive dividends and I believe their ability to pay them is more secure than the REIT's. I sold our REIT holdings down to 1.7% of net assets.

Our holdings in computer software shrunk from 5.1% of net assets spread among four names to 2.1% of net assets, all invested in Microsoft.

I consolidated our financial stocks: selling PNC Bank when it reached our target price, selling First Interstate when a take-over bid launched it through the target, and investing the gains in Chase Manhattan. Chase's merger with Chemical Bank will create huge cost-cutting potential.

Federal National Mortgage Association (FNMA) was up on increases in business volume and investment income. Given the favorable interest rate environment and the fact that people keep buying and refinancing homes, FNMA should be able to continue to grow earnings. We think Solomon (brokerage) has strong earnings potential in a growing industry as well.

Favorable results for Philip Morris helped boost that stock to 4.3% of net assets on December 31. As a consequence, I reduced our exposure in Philip Morris to 2.4% of net assets in January 1996. GTE and Century are providing consistent growth on the telephone side and rapid growth on the cellular side. Like AT&T, these stocks look like they'll continue to be steady performers for a long time.

The stocks in our Portfolio belong to companies I know well and have conviction in. None are long shots. After all, I'm managing the Equity Portfolio for ongoing growth -- not to shoot out the lights in any one year, but to shine over the years.

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                           INVESTMENT HIGHLIGHTS
                                                         As of December 31, 1995
EQUITY PORTFOLIO
ILLUSTRATION OF A $10,000 INVESTMENT:
SINCE FUND INCEPTION ON JULY 21, 1987 TO DECEMBER 31, 1995*
--------------------------------------------------------------------------------

                                         EQUITY         S&P 500
      MEASUREMENT PERIOD               PORTFOLIO:       INDEX:
    (FISCAL YEAR COVERED)               $28,674         $25,110
07/31/87                                 10000           10000
08/31/87                                 10000           10373
09/30/87                                 10351           10146
10/31/87                                 10040            7960
11/30/87                                  7783            7304
12/31/87                                  7689            7860
01/31/88                                  7689            8191
02/28/88                                  8313            8573
03/31/88                                  8865            8308
04/30/88                                  8848            8400
05/31/88                                  8928            8473
06/30/88                                  8883            8862
07/31/88                                  9195            8829
08/31/88                                  9204            8528
09/30/88                                  9097            8892
10/31/88                                  9471            9139
11/30/88                                  9721            9008
12/31/88                                  9687            9166
01/31/89                                  9687            9837
02/28/89                                 10236            9592
03/31/89                                 10069            9815
04/30/89                                 10115           10325
05/31/89                                 10600           10743
06/30/89                                 10916           10682
07/31/89                                 10954           11646
08/31/89                                 11913           11875
09/30/89                                 12043           11826
10/31/89                                 11736           11552
11/30/89                                 11969           11787
12/31/89                                 12313           12070
01/31/90                                 11326           11260
02/28/90                                 11376           11405
03/31/90                                 11805           11708
04/30/90                                 11376           11415
05/31/90                                 12373           12528
06/30/90                                 12413           12443
07/31/90                                 12413           12403
08/31/90                                 12443           11282
09/30/90                                 11346           10732
10/31/90                                 10838           10686
11/30/90                                 10718           11376
12/31/90                                 11671           11694
01/31/91                                 12174           12204
02/28/91                                 12933           13076
03/31/91                                 13251           13393
04/30/91                                 13661           13425
05/31/91                                 14194           14005
06/30/91                                 13415           13363
07/31/91                                 14297           13986
08/31/91                                 14471           14318
09/30/91                                 14163           14079
10/31/91                                 14287           14267
11/30/91                                 13497           13692
12/31/91                                 14804           15259
01/31/92                                 15551           14975
02/28/92                                 15936           15169
03/31/92                                 15068           14874
04/30/92                                 15200           15311
05/31/92                                 15046           15386
06/30/92                                 14113           15157
07/31/92                                 14640           15777
08/31/92                                 14157           15453
09/30/92                                 14211           15636
10/31/92                                 14717           15689
11/30/92                                 15617           16222
12/31/92                                 15997           16421
01/31/93                                 16391           16558
02/28/93                                 16369           16784
03/31/93                                 17067           17138
04/30/93                                 16718           16723
05/31/93                                 18036           17170
06/30/93                                 18093           17220
07/31/93                                 17890           17150
08/31/93                                 18859           17800
09/30/93                                 19422           17663
10/31/93                                 19929           18029
11/30/93                                 20064           17857
12/31/93                                 20463           18073
01/31/94                                 21761           18688
02/28/94                                 21208           18181
03/31/94                                 20355           17391
04/30/94                                 20932           17613
05/31/94                                 21449           17900
06/30/94                                 20679           17462
07/31/94                                 21160           18034
08/31/94                                 22543           18772
09/30/94                                 22314           18314
10/31/94                                 22807           18724
11/30/94                                 22350           18043
12/31/94                                 22292           18310
01/31/95                                 22477           18784
02/28/95                                 23060           19515
03/31/95                                 23391           20090
04/30/95                                 24000           20681
05/31/95                                 24609           21506
06/30/95                                 25391           22005
07/31/95                                 25775           22733
08/31/95                                 26530           22727
09/30/95                                 27563           23686
10/31/95                                 27537           23600
11/30/95                                 28345           24634
12/31/95                                 28674           25110

AVERAGE ANNUAL TOTAL RETURN

                                                   SINCE
                             1 YEAR    5 YEAR    INCEPTION
-----------------------------------------------------------
Equity Portfolio             28.63%    19.69%        13.33%
S&P 500 Index                37.14%    16.51%        11.56%
-----------------------------------------------------------

                                              % OF
          TEN LARGEST HOLDINGS             NET ASSETS
-----------------------------------------------------
Philip Morris Cos., Inc.                         4.3%
Federal National Mortgage Association            4.0
NationsBank Corp.                                3.1
GTE Corp.                                        3.1
Chase Manhattan Corp.                            2.9
Salomon, Inc.                                    2.9
AT&T Corp.                                       2.7
Mobil Corp.                                      2.7
Century Telephone Enterprise Co.                 2.5
May Department Stores Co.                        2.5

TOP FIVE PURCHASES (JULY THROUGH DECEMBER)    COST
------------------------------------------------------
Federal National Mortgage Association      $ 5,118,061
Chase Manhattan Corp.                        4,844,067
Intel Corp.                                  4,029,500
Mobil Corp.                                  3,884,150
Du Pont (EI) De Nemours & Co.                3,478,400

  Performance represents the performance of the Equity Portfolio, but does not include deductions for administration charges, contingent deferred sales charges, or mortality and expense risk premiums.
  The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The Standard & Poor's 500 Index is an unmanaged index of 500 stocks weighted by market capitalization with dividends reinvested. Management fees and other portfolio expenses have been applied to the calculation of Portfolio performance, but not to the index. If portfolio expenses had been applied to the index, the index values would have been lower.
  Investment returns are historical and not predictive of future performance. Portfolio share prices and investment returns will fluctuate.

*The Portfolio's inception was July 21, 1987.
 Performance information begins on July 31, 1987.

 TOP FIVE SALES (JULY THROUGH DECEMBER)     PROCEEDS
------------------------------------------------------
First Interstate Bancorp.                  $ 4,847,321
Knight-Ridder, Inc.                          3,985,015
PNC Bank Corp.                               3,757,999
Mentor Graphics Corp.                        3,537,081
US WEST, Inc.                                3,383,291

December 31, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------
  EQUITY PORTFOLIO
--------------------------------------------------------

  SHARES OR                                       MARKET
  PRINCIPAL                                       VALUE
    AMOUNT                                       (000'S)
--------------------------------------------------------
COMMON STOCKS - 96.5%

BANKING & FINANCE - 9.2%
       82,000      Chase Manhattan Corp.         $ 4,971
       50,000      Citicorp                        3,363
       50,000      Fleet Financial Group, Inc.     2,038
       75,000      NationsBank Corp.               5,222
BROADCAST MEDIA - 2.0%
       72,000   *  Viacom Inc., Class B            3,411
CHEMICALS - 2.1%
       50,000      Du Pont (EI) De
                     Nemours & Co.                 3,494
COMPUTER HARDWARE - 2.1%
       42,000      Hewlett-Packard Co.             3,518
COMPUTER SOFTWARE - 2.1%
       41,000   *  Microsoft Corp.                 3,598
DRUGS & HOSPITAL SUPPLIES - 6.2%
       30,000      American Home Products Corp.    2,910
       66,000      Schering-Plough Corp.           3,614
       41,000      Warner-Lambert Co.              3,982
ELECTRICAL EQUIPMENT & ELECTRONICS - 7.0%
       59,200   *  Advanced Micro Devices, Inc.      977
       50,000      General Electric Co.            3,600
       63,000      Intel, Corp.                    3,575
       66,000      Motorola, Inc.                  3,762
ENTERTAINMENT - 1.9%
       55,000      Walt Disney Co.                 3,245
FINANCIAL SERVICES - 6.9%
       55,000      Federal National Mortgage
                     Association                   6,827
      140,000      Salomon, Inc.                   4,970
FOOD & TOBACCO - 10.9%
       63,000      American Brands, Inc.           2,812
       43,762      ConAgra, Inc.                   1,805
       73,000      Dole Food Co., Inc.             2,555
       80,000      Philip Morris Cos., Inc.        7,240
      167,500      Smart & Final, Inc.             3,559
       42,550      Tasty Baking Co.                  516
HOMEBUILDING - 0.2%
       24,333   *  Castle & Cooke, Inc.              408
HOUSEHOLD PRODUCTS - 2.0%
       49,000      Colgate-Palmolive Co.           3,442
INSURANCE - 7.1%
      100,000      American General Corp.          3,487
       31,500      American International
                     Group, Inc.                   2,914
      100,500      Equitable Cos., Inc.            2,412
       63,000      Hartford Steam Boiler
                     Inspection & Insurance Co.    3,150
LEISURE TIME - 1.2%
       68,100      Polaris Industries, Inc.        2,000
PAPER & FOREST PRODUCTS - 6.8%
       35,000      Georgia-Pacific Corp.           2,402
       40,000      Kimberly-Clark Corp.            3,310
       51,000      Weyerhaeuser Co.                2,206
       65,000      Willamette Industries, Inc.     3,656
PETROLEUM & PETROLEUM SERVICES - 8.3%
       45,000      Exxon Corp.                     3,606
       40,000      Mobil Corp.                     4,480
       13,500      Royal Dutch Petroleum Co.       1,905
       52,500      Texaco, Inc.                    4,121
REAL ESTATE INVESTMENT TRUSTS - 1.7%
      125,000      Crown American Realty Corp.       984
       78,584      HGI Realty, Inc.                1,798
RETAIL - 7.8%
      100,000      Albertson's Inc.                3,287
       54,000      Gap, Inc.                       2,268
       98,000      May Department Stores Co.       4,141
       42,850   *  NeoStar Retail Group, Inc.        316
      140,000      Wal-Mart Stores, Inc.           3,132
TELECOMMUNICATIONS - 2.7%
       70,000      AT&T Corp.                      4,532
UTILITIES-TELEPHONE - 5.6%
      134,000      Century Telephone
                     Enterprise Co.                4,254
      117,900      GTE Corp.                       5,188

                       See Notes to Financial Statements

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS

                                                        ------------------------
                                                                EQUITY PORTFOLIO
                                                        ------------------------

  SHARES OR                                       MARKET
  PRINCIPAL                                       VALUE
    AMOUNT                                       (000'S)
--------------------------------------------------------
UTILITIES-ELECTRIC DISTRIBUTION - 2.1%
      150,000      Houston Industries, Inc.     $  3,637
WINE & SPIRITS - 0.6%
       26,900      Seagram Co., Ltd.                 931
                                                --------
TOTAL COMMON STOCKS                              163,531
                                                --------
SHORT-TERM INVESTMENTS - 5.0%

INVESTMENT COMPANIES:
    $8,425,263     Short-Term Investments Co.
                     (Prime Portfolio)             8,425
        96,960     Short-Term Investments Co.
                     (Treasury Portfolio)             97
                                                --------
TOTAL SHORT-TERM INVESTMENTS                       8,522
                                                --------

                                                  MARKET
                                                  VALUE
                                                 (000'S)
--------------------------------------------------------
TOTAL INVESTMENTS - 101.5%                      $172,053
  Liabilities, less Other Assets                  (2,574)
                                                --------
NET ASSETS                                      $169,479
                                                ========

* Non-income producing security.

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT REVIEW

REPORT FROM GROWTH PORTFOLIO MANAGER - THOMAS M. MAGUIRE

The RST Growth Portfolio had an outstanding year. The fund delivered a 41.00% gain outpacing its peer group and the broad market which gained 37.14% as measured by the S&P.

Our returns were above the field, simply because we "picked" well. I'm a stock picker by nature; not a theme or sector investor and we held some smaller stocks that did really well, Ha-Lo, Family Golf and Renter's Choice among them. Then we locked in gains before the market took them back, by selling stocks (such as Callaway Golf) that had experienced run-ups.

The 5.0% of net assets I invested in Family Golf Centers has grown to 5.9% of net assets. Family Golf owns and operates pro shops, driving ranges, and par three and executive golf courses. It builds some facilities but grows largely by acquiring and turning around independent operations.

Ha-Lo Industries is a company that provides specialty marketing supplies -- logo imprinted pins, mugs, hats, key chains -- on short turn-around.

I took a position in Central Parking because it owns, leases and manages parking lots and facilities with greater sophistication than its competitors.

I bought tissue-maker Kimberly Clark for the stability it could bring. Believing that people will keep eating and drinking no matter what the economy does, I'm holding Philip Morris and Canandaigua Wine as well.

With technology under fire, I sold National Semiconductor in January 1996. However, I'm still holding silicon chip maker Intel which stands to benefit by the expected doubling of personal computer usage.

I sold some of the Mid-Atlantic Medical when it missed its projected enrollment figures. But, I believe HMOs are a growth opportunity, so U.S. Health Care remains among our top-ten holdings.

While I don't profess to know what the market will do, I feel good about our Portfolio. The Fund is now largely invested in companies whose value should be recognized even if the economy falters.

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                           INVESTMENT HIGHLIGHTS
                                                         As of December 31, 1995
GROWTH PORTFOLIO
ILLUSTRATION OF A $10,000 INVESTMENT:
SINCE FUND INCEPTION ON JANUARY 7, 1993 TO DECEMBER 31, 1995*
--------------------------------------------------------------------------------

                                       GROWTH          S&P 500
      MEASUREMENT PERIOD             PORTFOLIO:        INDEX:
    (FISCAL YEAR COVERED)              $21,261         $15,164
01/31/93                                 10000           10000
02/28/93                                  9475           10136
03/31/93                                 10059           10350
04/30/93                                  9683           10100
05/31/93                                 10535           10369
06/30/93                                 10891           10400
07/31/93                                 11297           10358
08/31/93                                 12198           10750
09/30/93                                 12822           10667
10/31/93                                 13386           10888
11/30/93                                 12792           10785
12/31/93                                 13473           10915
01/31/94                                 14382           11286
02/28/94                                 13861           10980
03/31/94                                 13351           10503
04/30/94                                 13750           10637
05/31/94                                 14094           10811
06/30/94                                 13662           10546
07/31/94                                 14216           10892
08/31/94                                 14714           11337
09/30/94                                 14626           11060
10/31/94                                 15169           11308
11/30/94                                 14936           10897
12/31/94                                 15079           11058
01/31/95                                 15148           11344
02/28/95                                 15694           11786
03/31/95                                 15671           12133
04/30/95                                 15973           12490
05/31/95                                 16670           12988
06/30/95                                 17727           13290
07/31/95                                 18506           13729
08/31/95                                 18587           13725
09/30/95                                 19644           14305
10/31/95                                 19818           14253
11/30/95                                 20666           14877
12/31/95                                 21261           15164

AVERAGE ANNUAL TOTAL RETURN


                                                 SINCE
                                     1 YEAR    INCEPTION
---------------------------------------------------------
Growth Portfolio                     41.00%        29.51%
S&P 500 Index                        37.14%        15.34%
---------------------------------------------------------

                                              % OF
          TEN LARGEST HOLDINGS             NET ASSETS
------------------------------------------------------
Family Golf Centers                               5.9%
Central Parking Corp.                             5.5
National Semiconductor Corp.                      4.6
Ha-Lo Industries, Inc.                            4.1
US Healthcare, Inc.                               3.9
Philip Morris Cos., Inc.                          3.9
Intel Corp.                                       3.6
Kimberly-Clark Corp.                              3.5
Mid Atlantic Medical Services, Inc.               2.9
Station Casinos, Inc.                             2.8


TOP FIVE PURCHASES (JULY THROUGH DECEMBER)    COST
------------------------------------------------------
National Semiconductor Corp.               $ 2,268,202
Family Golf Centers                          2,162,250
Central Parking Corp.                        1,772,048
Intel Corp.                                  1,287,500
United Healthcare Corp.                      1,171,260

  Performance represents the performance of the Growth Portfolio, but does not include administration charges, contingent deferred sales charges, or mortality and expense risk premiums.
  The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The Standard & Poor's 500 Index is an unmanaged index of 500 stocks weighted by market capitalization with dividends reinvested. Investment management fees have been applied to the calculation of Portfolio performance, but not to the index. If portfolio investment management fees had been applied to the index, the index values would have been lower.
  Investment returns are historical and not predictive of future performance. Portfolio share prices and investment returns will fluctuate.

*The Portfolio's inception was January 7, 1993.
 Performance information begins on January 31, 1993.

 TOP FIVE SALES (JULY THROUGH DECEMBER)     PROCEEDS
------------------------------------------------------
Renters Choice, Inc.                       $ 2,026,316
United Healthcare Corp.                      1,601,423
Motorola, Inc.                               1,342,666
AccuStaff, Inc.                              1,298,125
Texas Instruments, Inc.                      1,191,320

December 31, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------
  GROWTH PORTFOLIO
------------------------

  SHARES OR                                     MARKET
  PRINCIPAL                                      VALUE
   AMOUNT                                       (000'S)
-------------------------------------------------------
COMMON STOCKS - 98.7%

ADVERTISING - 4.1%
     60,000    *  Ha-Lo Industries, Inc.        $1,845
AUTOS & AUTO PARTS - 2.3%
     11,000    *  Andros, Inc.                     168
     35,000    *  Miller Industries, Inc.          866
BEVERAGE-ALCOHOLIC -  2.7%
     34,800    *  Canandaigua Wine Co., Class A  1,135
      3,600    *  Hart Brewing, Inc                 55
BEVERAGE-SOFTDRINK - 1.4%
    185,000    *  Brio Industries, Inc.            601
BUILDING MATERIALS - 1.8%
     31,600    *  ABT Building Products Corp.      450
     16,000    *  Fibreboard Corp.                 358
CHEMICALS - 0.8%
     24,000    *  Melamine Chemicals               228
      8,800    *  Nuco2, Inc.                      114
COMMERCIAL SERVICES - 5.9%
     10,000       Aaron Rents Inc.                 180
     30,000    *  Datamarine Int'l, Inc.           337
     50,000    *  Prime Management Group, Inc.     113
     45,000    *  Right Management Consultants   1,046
     61,000    *  Youth Services
                    International, Inc.            946
COMPUTER SOFTWARE - 0.9%
     16,300    *  Ciber, Inc.                      381
COMPUTER SYSTEMS - 7.3%
     51,000    *  Conner Peripherals             1,071
     24,500    *  MICROS Systems, Inc.           1,207
     20,500    *  Seagate Technology, Inc.         974
DRUGS & HOSPITAL SUPPLIES - 4.5%
     53,100    *  Maxxim Medical, Inc.             889
     97,000       Medex, Inc.                    1,091
ELECTRICAL EQUIPMENT & ELECTRONICS - 8.2%
     28,100       Intel Corp.                    1,595
     91,900    *  National Semiconductor Corp.   2,045
ELECTRONICS - 2.7%
     14,000    *  Detection Systems, Inc.           82
     15,000    *  Intermagnetics General Corp.     315
     20,000    *  Micron Technology, Inc.          793
FINANCIAL SERVICES - 3.0%
     15,000    *  Credit Acceptance Corp.          311
      5,000    *  First USA Inc.                   222
     43,400       First Financial Caribbean        814
FOOD & TOBACCO - 7.3%
     19,200       Philip Morris Cos., Inc.       1,737
     25,500       RJR Nabisco Holdings Corp.       787
     50,000    *  Stokely USA, Inc.                253
     27,000    *  Thorn Apple Valley, Inc.         452
HEALTH CARE - 9.2%
     33,600    *  Health Systems International,
                    Inc.                         1,079
     52,800    *  Mid Atlantic Medical
                    Services, Inc.               1,280
     37,500       US Healthcare, Inc.            1,744
HOME BUILDING - 0.3%
      6,800    *  Palm Harbor Homes, Inc.          148
HOSPITAL MANAGEMENT - 4.4%
    115,000    *  American Healthcorp            1,093
     20,000    *  Foundation Health Corp.          860
LEISURE TIME - 12.7%
    143,000    *  Family Golf Centers            2,610
     26,300    *  Mikohn Gaming Corp.               99
     41,700    *  Morrow Snowboards Inc.           677
     34,050       Polaris Industries, Inc.       1,000
     85,000    *  Station Casinos, Inc.          1,243
MANUFACTURING - 2.4%
     14,400    *  Industrial Training              126
     45,715       Mark IV Industries, Inc.         903
     18,500    *  Speizman Industries, Inc.         53
PAPER PRODUCTS & SUPPLIES - 4.0%
     16,000    *  Crown Vantage, Inc.              228
     18,798       Kimberly-Clark Corp.           1,556
PETROLEUM & PETROLEUM SERVICES - 1.3%
      5,000       Mobil Corp.                      560
REAL ESTATE DEVELOPMENT - 5.5%
     84,500       Central Parking Corp.          2,429

                       See Notes to Financial Statements

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS

                                                        ------------------------
                                                                GROWTH PORTFOLIO
                                                        ------------------------

  SHARES OR                                     MARKET
  PRINCIPAL                                      VALUE
   AMOUNT                                       (000'S)
------------------------------------------------------
RETAIL - 3.9%
     35,500    *  Ezcorp, Inc.                 $   169
     71,060    *  Harold's Stores, Inc.            862
     88,500    *  NPC International, Inc.
                    Class A                        642
     15,000    *  Tuesday Morning Corp.             83
RETAIL-SPECIALTY - 2.1%
     34,000    *  American Coin Merchandising      208
     32,400    *  First Years, Inc.                705
                                               -------
TOTAL COMMON STOCKS                             43,818
                                               -------

  SHARES OR                                     MARKET
  PRINCIPAL                                      VALUE
   AMOUNT                                       (000'S)
-------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.8%
INVESTMENT COMPANIES:
    $784,327      Short-Term Investments Co.
                    (Prime Portfolio)          $   784
                                               -------
TOTAL SHORT-TERM INVESTMENTS                       784
                                               -------
TOTAL INVESTMENTS - 100.5%                      44,602
  Liabilities, less Other Assets                  (144)
                                               -------
NET ASSETS                                     $44,458
                                               =======

* Non-income producing security.

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT REVIEW

REPORT FROM NORTHWEST PORTFOLIO MANAGER - CHARLES R. DRIGGS

Taken together, the initial public offerings we added during the year, our technology stocks and some individual poor performers discussed below held the Northwest Portfolio under the Murphy Favre Northwest 50 Index. For the year ending December 31, 1995, the Portfolio returned 7.42% compared to the index's 27.68%.

Having experienced the ups and downs of establishing positions in the newly offered stocks of Redhook Ale and Harts Brewing (craft brewers), ThrustMaster (flight simulators and joy sticks), Semitool (silicon wafer washer), R-B Rubber (recycles tires into rubber surfaces) and Emeritus (assisted-living), I intend to give them time to grow.

During the year, I added to our holdings in Nordstrom, Arrow Transportation, and Monaco Coach when their prices fell into our buy-price range. Though Monaco had a down year, demographics point to increased motor home sales, and completion of its announced acquisition of Holiday Rambler should more than double Monaco's sales. Arrow should recover nicely as it grows sales to fill its expanded carrying capacity. Nordstrom remains our Portfolio's premier retailer.

As the period closed, I did liquidate our positions in several stocks that caused our Portfolio to lag: Eagle Hardware (wounded in the hardware store war), MK Rail and its parent Morrison Knudson (company's outlook is dismal) and Macheezmo Mouse Restaurants (couldn't sustain its healthy-fare niche).

I sold all the Vencor, the Kentucky-based acquirer of Hillhaven, and half the Hollywood Entertainment for substantial gains.

We initiated a position in Egghead Software, a specialty software retailer. Despite its recent poor performance, Egghead's turnaround plans seem promising.

West One Bancorp was acquired by US Bancorp, creating a regional powerhouse. I'll hold the combined position. Financial stocks should outperform the market in 1996 as they did in 1995.

Mentor Graphics trades in sympathy with semiconductor stocks and though it suffered in the fourth quarter, we expect long-term growth from it as well as from Merix and Lattice Semiconductor.

Meanwhile, NIKE is "just doing it". Sales are brisk, margins are high and orders are heavy. Picking up Pope and Talbot's diaper division, Paragon is eliminating a major competitor and acquiring huge cost-saving potential.

On the whole, we have a regional economy that is diverse and strong. I view our Portfolio as I do the Northwest economy -- with a great deal of upside potential. We've cleaned out the weak links and are holding shares of what we think are the Northwest's finest companies, priced to appreciate.

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                           INVESTMENT HIGHLIGHTS
                                                         As of December 31, 1995
NORTHWEST PORTFOLIO
ILLUSTRATION OF A $10,000 INVESTMENT:
SINCE FUND INCEPTION ON JANUARY 7, 1993 TO DECEMBER 31, 1995*
--------------------------------------------------------------------------------

                                   NORTHWEST        S&P 500      NORTHWEST 50
      MEASUREMENT PERIOD          PORTFOLIO:        INDEX:          INDEX:
    (FISCAL YEAR COVERED)           $11,074         $15,164        $13,226
01/31/93                                 10000           10000           10000
02/28/93                                  9385           10136            9687
03/31/93                                  9633           10350           10086
04/30/93                                  9325           10100            9859
05/31/93                                  9563           10369           10103
06/30/93                                  9474           10400            9885
07/31/93                                  9425           10358            9531
08/31/93                                  9623           10750            9921
09/30/93                                  9722           10667            9698
10/31/93                                  9841           10888           10046
11/30/93                                  9901           10785           10262
12/31/93                                  9945           10915           10400
01/31/94                                 10146           11286           10714
02/28/94                                 10496           10980           10873
03/31/94                                 10216           10503           10490
04/30/94                                 10166           10637           10458
05/31/94                                 10055           10811           10616
06/30/94                                  9915           10546           10293
07/31/94                                 10086           10892           10374
08/31/94                                 10526           11337           10972
09/30/94                                 10536           11060           10553
10/31/94                                 10646           11308           10490
11/30/94                                 10396           10897           10302
12/31/94                                 10309           11058           10359
01/31/95                                 10097           11344           10314
02/28/95                                 10258           11786           10661
03/31/95                                 10661           12133           10999
04/30/95                                 10681           12490           11330
05/31/95                                 10812           12988           11331
06/30/95                                 11356           13290           12019
07/31/95                                 12040           13729           12474
08/31/95                                 12292           13725           12712
09/30/95                                 12070           14305           13179
10/31/95                                 11778           14253           12874
11/30/95                                 11517           14877           13066
12/31/95                                 11074           15164           13226

AVERAGE ANNUAL TOTAL RETURN

                                                 SINCE
                                     1 YEAR    INCEPTION
--------------------------------------------------------
Northwest Portfolio                    7.42%        3.56%
Northwest 50 Index                    27.68%       10.06%
S&P 500 Index                         37.14%       15.34%
--------------------------------------------------------

                                              % OF
          TEN LARGEST HOLDINGS             NET ASSETS
------------------------------------------------------
Paragon Trade Brands, Inc.                         4.5%
US Bancorp                                         4.4
Lattice Semiconductor Corp.                        4.1
Mentor Graphics Corp.                              3.9
Nordstrom, Inc.                                    3.9
Emeritus Corp.                                     3.1
West Coast Bancorp, Inc.                           3.0
Merix Corp.                                        2.9
Monaco Coach Corp.                                 2.7
NIKE, Inc.                                         2.7


TOP FIVE PURCHASES (JULY THROUGH DECEMBER)     COST
------------------------------------------------------
Emeritus Corp.                               $ 300,000
Lattice Semiconductor Corp.                    252,000
Harts Brewing, Inc.                            217,600
Egghead, Inc.                                  212,687
Schnitzer Steel Industries, Inc. (Class A)     140,000

  Performance represents the performance of the Northwest Portfolio, but does not include deductions for administration charges, contingent deferred sales charges, or mortality and expense risk premiums.
  The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The Standard & Poor's 500 Index is an unmanaged index of 500 stocks weighted by market capitalization with dividends reinvested. The Murphey Favre Northwest 50 Index is an index of 50 Northwest companies weighted by their regional impact. Investment management fees have been applied to the calculation of Portfolio performance, but not to the indexes. If portfolio investment management fees had been applied to the indexes, the index values would have been lower.
  Investment returns are historical and not predictive of future performance. Portfolio share prices and investment returns will fluctuate.

*The Portfolio's inception was January 7, 1993.
 Performance information begins on January 31, 1993.


  TOP FIVE SALES (JULY THROUGH DECEMBER)     PROCEEDS
------------------------------------------------------
Hollywood Entertainment Corp.                $ 306,000
Vencor, Inc.                                   145,848
MK Rail Corp.                                   99,750
Advanced Technology Labs                        87,500
Eagle Hardware & Garden, Inc.                   65,625

December 31, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------------------------------------
  NORTHWEST PORTFOLIO

------------------------------------------------------

  SHARES OR                                     MARKET
  PRINCIPAL                                     VALUE
   AMOUNT                                       (000'S)
-------------------------------------------------------
COMMON STOCKS - 83.1%
APPAREL MANUFACTURING - 2.7%
      2,400       NIKE, Inc.                    $ 167
AUTOS - 2.7%
     19,000    *  Monaco Coach Corp.              171
BANKS - 10.6%
      6,050    *  Cascade Bancorp                 103
     12,600       Northrim Bank                   102
      8,310       US Bancorp                      279
     11,220       West Coast Bancorp, Inc.        187
BEVERAGES-ALCOHOLIC - 2.6%
        300    *  Redhook Ale Brewery, Inc.         8
     10,400    *  Harts Brewing, Inc.             159
BUILDING MATERIALS - 5.0%
     10,000    *  BMC West Corp.                  148
      9,000       TJ International, Inc.          167
CHEMICALS-DIVERSIFIED - 0.6%
     15,000       Consep, Inc.                     41
COMMERCIAL SERVICES - 2.3%
     10,000    *  Barrett Business Services,
                    Inc.                          148
COMPUTER SOFTWARE - 5.7%
     13,500    *  Mentor Graphics Corp.           246
      1,000    *  Microsoft Corp.                  88
      4,000    *  Thrustmaster, Inc.               27
ELECTRICAL EQUIPMENT & ELECTRONICS - 11.5%
     13,000    *  Flir Systems, Inc.              159
      8,000    *  Lattice Semiconductor Corp.     261
      6,000    *  Merix Corp.                     180
      9,750    *  Semitool, Inc.                  127
FOOD - 2.4%
     20,000    *  Wholesome & Hearty Foods,
                    Inc.                          153
HEALTH CARE - 4.6%
      6,000    *  Assisted Living Concepts,
                    Inc.                           79
     17,000    *  Emeritus Corp.                  198
      5,000    *  Procyte Corp.                    14
HOUSEHOLD PRODUCTS - 4.5%
     12,000    *  Paragon Trade Brands, Inc.      281
INDUSTRIAL PRODUCTS & SUPPLIERS - 1.4%
      8,200       Univar Corp.                     89
MACHINERY DIVERSIFIED - 1.4%
      9,200    *  Flow International Corp.         86
METAL STEEL - 2.4%
      5,000       Schnitzer Steel Industries,
                    Inc-A.                        153
PAPER & FOREST PRODUCTS - 1.4%
      5,500       Longview Fibre Co.               89
POLLUTION CONTROL - 1.0%
     21,800    *  R-B Rubber Products, Inc.        65
RETAIL-GROCERS - 3.4%
      4,000       Albertson's, Inc.               131
     10,000    *  Carr-Gottstein Foods Co.         57
      1,047       Quality Food Centers, Inc.       23
RETAIL-OTHER - 6.0%
      9,000    *  Hollywood Entertainment
                    Corp.                          75
      6,000       Nordstrom, Inc.                 243
      4,200    *  Price/Costco, Inc.               64
RETAIL-SPECIALTY - 2.0%
     20,000    *  Egghead, Inc.                   129
SAVINGS & LOANS/SAVINGS BANKS - 4.8%
      4,000       Security Bancorp                 84
      6,655    *  Sterling Financial Corp.         91
      4,500       Washington Mutual
                    Savings Bank                  130
TRANSPORTATION - 3.9%
     30,000    *  Arrow Transportation Co.         37
      4,000       Expeditors International of
                    Washington, Inc.              104
      9,000       Greenbrier Companies, Inc.      109
                                                ------
TOTAL COMMON STOCKS                             5,252
                                                ------

                       See Notes to Financial Statements

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS

                          ------------------------------------------------------
                                                             NORTHWEST PORTFOLIO

                          ------------------------------------------------------

  SHARES OR                                     MARKET
  PRINCIPAL                                     VALUE
   AMOUNT                                       (000'S)
-------------------------------------------------------
SHORT-TERM INVESTMENTS - 17.2%
INVESTMENT COMPANIES:
    $314,566      Short-Term Investments Co.
                    (Prime Portfolio)           $  315
    270,281       Short-Term Investments Co.
                    (Treasury Portfolio)           270
U.S. AGENCY NOTES:
    500,000       Federal National Mortgage
                    Association
                    5.67% due 1/09/96              499
                                                ------
TOTAL SHORT-TERM INVESTMENTS                     1,084
                                                ------

TOTAL INVESTMENTS - 100.3%                      $6,336
  Liabilities, less Other Assets                   (24)
                                                ------
NET ASSETS                                      $6,312
                                                ======
* Non-income producing security.

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT REVIEW

REPORT FROM BOND PORTFOLIO MANAGER - MICHAEL C. KNEBEL

Who would have guessed, following 1994, arguably the worst year for bonds in three generations, that 1995 would be so kind to fixed income investors? Benevolent it was. The bond market came roaring back, producing handsome returns for patient investors.

The RST Bond Portfolio returned 17.87% while the broader market as measured by the Shearson Lehman Government Corporate Index returned 19.24%. Nearly all the difference between our return and the index can be attributed to the fact that the index holds no cash and bears no transaction or management expenses.

We began the year holding shorter-term bonds and sounding a cautionary tone. The Federal Reserve was still raising short-term interest rates to avoid an overheated economy. As time moved on, the Fed's actions appear to have worked as planned: economic growth slowed, but more importantly, inflationary pressures, which had been building from late 1994 through May 1995, subsided significantly. (Inflation is a bond investor's worst enemy, as it erodes the purchasing power of bonds' principal and fixed income streams.)

As the economy cooled, and inflation fears dissipated, the market continued to rally, steadily enhancing the Portfolio's return as the year progressed. As the Portfolio's value increased, we gradually increased its risk profile by extending its average maturity and increasing its interest-rate sensitivity (as measured by "duration"). By following the market trend (rather than anticipating where rates might go) we were able to capture much of the market's gain while controlling the risk level of the Portfolio.

During the last six months we sold our Province of Ontario bonds, which we felt were overvalued in light of the slowdown in the Canadian economy, and we swapped one Ford Motor Credit bond for another to enhance yield.

What can we expect for 1996?

The temporary shutdown of many government agencies in recent weeks has delayed release of many economic indicators, making forecasts more challenging than normal. That said, I'll venture this: the environment for bond investors remains positive. However, repeating the returns of 1995 would take a significantly weaker economy than we foresee in 1996.

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                           INVESTMENT HIGHLIGHTS
                                                         As of December 31, 1995
BOND PORTFOLIO
ILLUSTRATION OF A $10,000 INVESTMENT:
SINCE FUND INCEPTION ON JULY 21, 1987 TO DECEMBER 31, 1995*
--------------------------------------------------------------------------------

                                                    LEHMAN
                                     BOND         GOV'T/CORP.
      MEASUREMENT PERIOD          PORTFOLIO:        INDEX:
    (FISCAL YEAR COVERED)           $20,118         $21,877
7/31/87                                  10000           10000
8/31/87                                  10000            9944
9/30/87                                  10010            9730
10/31/87                                  9861           10095
11/30/87                                 10170           10159
12/31/87                                 10290           10298
01/31/88                                 10290           10651
02/28/88                                 10508           10774
03/31/88                                 10633           10667
04/30/88                                 10602           10605
05/31/88                                 10591           10534
06/30/88                                 10519           10772
07/31/88                                 10675           10711
08/31/88                                 10643           10738
09/30/88                                 10643           10974
10/31/88                                 10820           11168
11/30/88                                 10986           11042
12/31/88                                 11013           11079
01/31/89                                 11013           11227
02/28/89                                 11103           11141
03/31/89                                 11058           11200
04/30/89                                 11081           11438
05/31/89                                 11294           11719
06/30/89                                 11540           12101
07/31/89                                 11775           12353
08/31/89                                 12022           12161
09/30/89                                 11887           12215
10/31/89                                 12134           12524
11/30/89                                 12223           12637
12/31/89                                 12258           12656
1/31/90                                  12173           12482
02/28/90                                 12222           12510
03/31/90                                 12258           12511
04/30/90                                 12197           12396
05/31/90                                 12450           12755
06/30/90                                 12595           12962
07/31/90                                 12595           13123
08/31/90                                 12751           12932


December 31, 1995
--------------------------------------------------------------------------------

09/30/90                                 12703           13040
10/31/90                                 12727           13213
11/30/90                                 12836           13501
12/31/90                                 13063           13705
01/31/91                                 13154           13859
02/28/91                                 13270           13978
03/31/91                                 13361           14074
04/30/91                                 13516           14236
05/31/91                                 13620           14303
06/30/91                                 13581           14287
07/31/91                                 13749           14467
08/31/91                                 14008           14800
09/30/91                                 14215           15109
10/31/91                                 14383           15244
11/30/91                                 14513           15396
12/31/91                                 14890           15915
01/31/92                                 14793           15680
02/28/92                                 14793           15763
03/31/92                                 14697           15676
04/30/92                                 14807           15770
05/31/92                                 15055           16076
06/30/92                                 15276           16312
07/31/92                                 15634           16730
08/31/92                                 15744           16879
09/30/92                                 16062           17108
10/31/92                                 15744           16847
11/30/92                                 15648           16831
12/31/92                                 15906           17121
01/31/93                                 16259           17494
02/28/93                                 16611           17858
03/31/93                                 16700           17919
04/30/93                                 16832           18057
05/31/93                                 16803           18048
06/30/93                                 17111           18457
07/31/93                                 17185           18576
08/31/93                                 17582           19003
09/30/93                                 17685           19069
10/31/93                                 17773           19147
11/30/93                                 17493           18931
12/31/93                                 17583           19014
01/31/94                                 17836           19300
02/28/94                                 17393           18879
03/31/94                                 17030           18416
04/30/94                                 16919           18263
05/31/94                                 16919           18231
06/30/94                                 16903           18189
07/31/94                                 17109           18552
08/31/94                                 17172           18560
09/30/94                                 17014           18280
10/31/94                                 17014           18260


                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

11/30/94                                 16998           18227
12/31/94                                 17068           18347
01/31/95                                 17302           18699
02/28/95                                 17586           19133
03/31/95                                 17687           19261
04/30/95                                 17921           19529
05/31/95                                 18590           20347
06/30/95                                 18741           20510
07/31/95                                 18607           20430
08/31/95                                 18858           20692
09/30/95                                 19059           20903
10/31/95                                 19377           21210
11/30/95                                 19762           21560
12/31/95                                 20118           21877

AVERAGE ANNUAL TOTAL RETURN

                                                   SINCE
                             1 YEAR    5 YEAR    INCEPTION
----------------------------------------------------------
Bond Portfolio               17.87%     9.02%         8.66%
Lehman Gov't/Corp. Index     19.24%    11.57%         9.75%
----------------------------------------------------------

                                              % OF
          TEN LARGEST HOLDINGS             NET ASSETS
------------------------------------------------------
U.S. Treasury Interest Strip, due
  5/15/05                                         24.8%
U.S. Treasury Principal Strip, due
  5/15/05                                         19.1
U.S. Treasury Principal Strip, due
  5/15/05                                         12.9
Federal National Mortgage Association,
  6.25%, due 8/12/03                               7.0
Ford Motor Credit Co.                              4.3
Society Bank - Cleveland                           3.6
Pacific Gas & Electric Co.                         3.5
U.S. Treasury Note, 6.25%, due 2/15/03             3.4
Dayton Hudson Corp.                                2.0
Manitoba (Province)                                1.9

WEIGHTED AVERAGE MATURITY                                           7.3 Years
  Performance represents the performance of the Bond Portfolio, but does not include deductions for administration charges, contingent deferred sales charges, or mortality and expense risk premiums.
  The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The Lehman Gov't/Corp. Index is a representative total return benchmark for the Portfolio. Investment management fees have been applied to the calculation of Portfolio performance, but not to the index. If portfolio investment management fees had been applied to the index, the index values would have been lower.
  Investment returns are historical and not predictive of future performance. Portfolio share prices and investment returns will fluctuate.

*The Portfolio's inception was July 21, 1987.
 Performance information begins on July 31, 1987.

PORTFOLIO CREDIT QUALITY

     MOODY'S             S&P              MOODY'S     S&P
  --------------------------------------------------------
U.S.Gov't            U.S. Gov't             67.2%     67.2%
Aa                   AA                      5.5       1.9
A                    A                      23.7      25.3
Baa                  BBB                     1.5       3.5
  Short-Term Investments                     1.1       1.1
  Cash and Other Assets                      1.0       1.0
                                           ---------------
    Total                                  100.0%    100.0%
                                           ===============

December 31, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------
  BOND PORTFOLIO
------------------------

  PRINCIPAL                                      MARKET
    AMOUNT                                        VALUE
   (000'S)                                       (000'S)
---------------------------------------------------------
CORPORATE BONDS - 30.7%

BANKING & FINANCE - 10.7%
         $100      American Express Co.
                     8.75%, due 6/15/96          $  101
          250      Associates Corp. of
                     North America
                     8.80%, due 8/01/98             269
          135      BankAmerica Corp.
                     9.50%, due 4/01/01             156
          200      Grand Metropolitan
                     Investment Corp.
                     8.625%, due 8/15/01            226
          250      Household Finance Corp.
                     7.625%, due 6/15/99            265
          500      Society Bank - Cleveland
                     7.125%, due 4/15/97            510
CANADIAN PROVINCES, U.S. FUNDS - 1.9%
          250      Manitoba (Province)
                     7.75%, due 2/01/02             273
FINANCE-AUTO - 4.3%
          600      Ford Motor Credit Co. Notes
                     6.25%, due 8/11/00             608
OIL & GAS - 1.8%
          250      Texaco Capital, Inc.
                     6.875%, due 7/15/99            260
RETAIL - 2.0%
          250      Dayton Hudson Notes
                     9.40%, due 2/15/01             285
UTILITIES-ELECTRIC - 8.5%
          250      Delmarva Power & Light Mtn
                     7.50%, due 5/01/99             263
          500      Pacific Gas & Electric Co.
                     5.375%, due 8/01/98            495
          250      Public Services Electric &
                     Gas Co.
                     6.00%, due 1/01/98             251
          200      Virginia Electric &
                     Power Co.
                     6.25%, due 8/01/98             203
UTILITIES-TELEPHONE - 1.5%
        $ 200      GTE Corp.
                     8.85%, due 3/01/98             212
                                                -------
TOTAL CORPORATE BONDS                             4,377
                                                -------
U.S. GOVERNMENT AND AGENCY
  SECURITIES - 67.2%

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.0%
        1,000      6.25%, due 8/12/03             1,003
U.S. TREASURY INTEREST STRIP - 19.1%
        4,635      0.00%, due 5/15/05             2,730
U.S. TREASURY NOTE - 3.4%
          460      6.25%, due 2/15/03               480
U.S. TREASURY PRINCIPAL STRIPS - 37.7%
        3,120      0.00%, due 5/15/05             1,835
        6,100      0.00%, due 5/15/05             3,529
                                                -------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                                                  9,577
                                                -------
SHORT-TERM INVESTMENTS - 1.1%
          156      Short-Term Investment Co.
                     (Prime Portfolio)              156
                                                -------
TOTAL SHORT-TERM
  INVESTMENTS                                       156
                                                -------
TOTAL INVESTMENTS - 99.0%                        14,110
  Other Assets, less Liabilities                    147
                                                -------
NET ASSETS                                      $14,257
                                                =======

                       See Notes to Financial Statements

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

INVESTMENT REVIEW

REPORT FROM MONEY MARKET PORTFOLIO MANAGER - NAOMI URATA

In the year ending December 31, 1995, the RST Money Market Portfolio's annualized yield was 5.56%. Over the year, 90-day commercial paper rates fell from 6.27% to 5.59%.

The .68% drop in commercial rates occurred in spite of the year opening with a
 .50% rate hike by the Federal Reserve. The ultimate decline took shape as 1995 progressed on signs of a weakening economy and two .25% reductions in the Federal Funds rate in July and December.

The short-end of the yield curve inverted in May in anticipation of further rate drops, and remains inverted. This means overnight paper is paying more than securities out to one year. The ultimate result of all this was lower yields for the Money Market Portfolio and a shorter average maturity. Yields fell as rates came down and the average maturity shortened from 42 to 32 days due to the limited availability of attractive rates on paper with longer maturities.

The Portfolio invested in U.S. Agency Securities and commercial paper issued by top tier corporations. All the securities were less than 13 months maturity and bearing a fixed rate of interest.

I removed some commercial paper issuers from our approved list during the year when their programs were eliminated or their top tier ratings were at risk. Among those names were the issuers with letters of credit from Japanese banks. The level of bad loans at the banks is of concern as the economy in Japan continues to suffer from recession.

I added some new names to the approved list including top-rated Transamerica Finance Corporation, Wachovia Bank and New Center Asset Trust, an automobile loan receivables program of General Motors.

Current economic indicators point to slower growth in the coming year. The inverted yield curve for short-term investments reflects a belief that rates will continue to fall. I believe that further rate cuts by the Fed are possible unless the economy gathers unexpected strength.

December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT HIGHLIGHTS
As of December 31, 1995

MONEY MARKET PORTFOLIO
ILLUSTRATION OF A $10,000 INVESTMENT:
SINCE FUND INCEPTION ON JULY 21, 1987 TO DECEMBER 31, 1995*
--------------------------------------------------------------------------------

                                 MONEY MARKET
      MEASUREMENT PERIOD          PORTFOLIO:
    (FISCAL YEAR COVERED)           $15,918
07/31/87                                 10000
08/31/87                                 10052
09/30/87                                 10103
10/31/87                                 10154
11/30/87                                 10209
12/31/87                                 10264
01/31/88                                 10323
02/28/88                                 10378
03/31/88                                 10432
04/30/88                                 10485
05/31/88                                 10535
06/30/88                                 10593
07/31/88                                 10651
08/31/88                                 10709
09/30/88                                 10776
10/31/88                                 10842
11/30/88                                 10913
12/31/88                                 10983
01/31/89                                 11057
02/28/89                                 11140
03/31/89                                 11215
04/30/89                                 11300
05/31/89                                 11386
06/30/89                                 11468
07/31/89                                 11564
08/31/89                                 11650
09/30/89                                 11733
10/31/89                                 11894
11/30/89                                 11972
12/31/89                                 12048
01/31/90                                 12133
02/28/90                                 12205
03/31/90                                 12282
04/30/90                                 12362
05/31/90                                 12443
06/30/90                                 12519
07/31/90                                 12601
08/31/90                                 12680
09/30/90                                 12752
10/31/90                                 12835
11/30/90                                 12915
12/31/90                                 12995
01/31/91                                 13072
02/28/91                                 13137
03/31/91                                 13200
04/30/91                                 13270
05/31/91                                 13332
06/30/91                                 13384
07/31/91                                 13450
08/31/91                                 13512
09/30/91                                 13572
10/31/91                                 13628
11/30/91                                 13679
12/31/91                                 13732
01/31/92                                 13777
02/28/92                                 13814
03/31/92                                 13856
04/30/92                                 13895
05/31/92                                 13932
06/30/92                                 13975
07/31/92                                 14017
08/31/92                                 14052
09/30/92                                 14082
10/31/92                                 14111
11/30/92                                 14145
12/31/92                                 14179
01/31/93                                 14212
02/28/93                                 14240
03/31/93                                 14273
04/30/93                                 14303
05/31/93                                 14330
06/30/93                                 14365
07/31/93                                 14395
08/31/93                                 14428
09/30/93                                 14457
10/31/93                                 14486
11/30/93                                 14516
12/31/93                                 14549
01/31/94                                 14583
02/28/94                                 14612
03/31/94                                 14644
04/30/94                                 14679
05/31/94                                 14722
06/30/94                                 14765
07/31/94                                 14810
08/31/94                                 14864
09/30/94                                 14913
10/31/94                                 14966
11/30/94                                 15017
12/31/94                                 15080
01/31/95                                 15154
02/28/95                                 15219
03/31/95                                 15288
04/30/95                                 15358
05/31/95                                 15437
06/30/95                                 15505
07/31/95                                 15577
08/31/95                                 15643
09/30/95                                 15705
10/31/95                                 15785
11/30/95                                 15857
12/31/95                                 15918

AVERAGE ANNUAL TOTAL RETURN

                                                   SINCE
                            1 YEAR    5 YEAR     INCEPTION
-----------------------------------------------------------
Money Market Portfolio       5.56%     4.14%          5.68%

WEIGHTED AVERAGE MATURITY                        32 days

        PORTFOLIO CREDIT QUALITY             PERCENT
------------------------------------------------------
Highest Quality1                                100.0%
Split-Rated2                                       --
Not Rated3                                         --

  Performance represents the performance of the Money Market Portfolio, but does not include deductions for administration charges, contingent deferred sales charges, or mortality and expense risk premiums.
  Performance of the Portfolio assumes the reinvestment of all dividends and capital gains. Investment returns are historical and not predictive of future performance. Portfolio share prices and investment returns will fluctuate.
  THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE. SHARES OF THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE $1.00 PER SHARE NET ASSET VALUE.

*The Portfolio's inception was July 21, 1987.
 Performance information begins on July 31, 1987.

1 Rated highest quality by at least two nationally recognized rating organizations or, when rated by only one organization, received its highest rating.
2 Rated highest by one organization and second highest by another.
3 Although unrated, comparable in credit quality to securities in the highest or split-rated categories, in the opinion of SAFECO Asset Management Company, the Portfolio's investment advisor.

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                          MONEY MARKET PORTFOLIO

                                                        ------------------------

  PRINCIPAL                                     MARKET
   AMOUNT                                       VALUE
   (000'S)                                      (000'S)
-------------------------------------------------------
COMMERCIAL PAPER - 90.1%

ASSET BACKED - 18.2%
      $ 400       Apreco, Inc.
                    5.73%, due 1/24/96          $ 398
        400       Corporate Asset Funding Co.
                    5.42%, due 5/20/96            391
        400       Ciesco L.P.
                    5.63%, due 2/16/96            397
        400    #  Receivables Capital Corp.
                    5.71%, due 1/04/96            400
BANKS-FOREIGN - 22.9%
        400       Abbey National
                    North America Corp.
                    5.62%, due 1/08/96            399
        400       Halifax Building Society
                    5.69%, due 1/08/96            399
        400       National Australia Funding
                    (DE), Inc.
                    5.66%, due 1/02/96            400
        400       National & Provincial
                    Building Society
                    5.68%, due 1/16/96            399
        400       Westpac Capital Corp.
                    5.67%, due 1/23/96            399
FINANCE-AUTO - 13.6%
        400       Ford Motor Credit Co.
                    5.63%, due 2/01/96            398
        400       General Motors Acceptance
                    Corp.
                    5.69%, due 1/26/96            398
        400       New Center Asset Trust
                    5.75%, due 1/18/96            399
FINANCE-CONSUMER - 4.6%
        400       Household Finance Corp.
                    5.77%, due 1/30/96            398
FINANCE-DIVERSIFIED & BUSINESS - 13.7%
        400       General Electric Capital
                    Corp.
                    5.55%, due 3/29/96            394
        400       Heller Financial, Inc.
                    5.85%, due 1/09/96            399
        400       Transamerica Finance Corp.
                    5.72%, due 1/29/96            398
FINANCE-MISCELLANEOUS - 4.5%
        400       Tasmanian Public Finance
                    Corp. 5.57%, due 3/25/96      395
INSURANCE-NON-AFFILIATED MULTI-LINE - 3.4%
      $ 300       Prudential Funding Corp.
                    5.44%, due 1/10/96            300
METALS-MANUFACTURING/FABRICATING - 4.6%
        400       BHP Finance (USA), Inc.
                    5.70%, due 2/23/96            397
UTILITIES-ELECTRIC - 4.6%
        400       AES Barbers Point, Inc.
                    5.70%, due 1/12/96            399
                                               ------
TOTAL COMMERCIAL PAPER                          7,857
                                               ------
U.S. GOVERNMENT & AGENCY
  SECURITIES - 11.4%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.7%
        500       5.68%, due 1/05/96              500
STUDENT LOAN MARKETING ASSOCIATION - 5.7%
        500       5.65%, due 1/02/96              500
                                               ------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES       1,000
                                               ------
OTHER INVESTMENTS - 2.4%
INVESTMENT COMPANIES:
        206       Short-Term Investments Co.
                    (Prime Portfolio)             206
                                               ------
TOTAL OTHER INVESTMENTS                           206
                                               ------
TOTAL INVESTMENTS - 103.9%                      9,063
  Liabilities, less Other Assets                 (344)
                                               ------
NET ASSETS                                     $8,719
                                               ======

# Security exempt from registration and restricted as to resale only to dealers, or through a dealer to an "accredited investor" or a "qualified institutional buyer." At December 31, 1995, the market value of the security is $400,000 or 4.6% of net assets.

-------------------------------------------------------
         ISSUE            ACQUISITION DATE       COST
-------------------------------------------------------
Receivables Capital
  Corp.
5.71%, due 1/04/96            10/02/95         $394,036
-------------------------------------------------------

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                    PORTFOLIOS
                                                           -------------------------------------------------------------
                 AS OF DECEMBER 31, 1995                    EQUITY       GROWTH         NW          BOND         MMKT
------------------------------------------------------------------------------------------------------------------------
                                                                  -- (In Thousands, Except Per-Share Amounts) --
ASSETS:
  Investments, at value:
    Common stocks (identified cost $139,047, $38,691,
      and $4,914, respectively)                            $ 163,531    $ 43,818     $   5,252            -            -
    Corporate bonds (identified cost $4,243)                       -           -             -    $   4,377            -
    U.S. Government and Agency Obligations
      (identified cost $9,142)                                     -           -             -        9,577            -
    Short-term investments (at amortized cost which
      approximates market)                                     8,522         784         1,084          156    $   9,063
                                                           ---------    --------     ---------    ---------    ---------
      Total investments                                      172,053      44,602         6,336       14,110        9,063
  Receivables:
    Investment securities sold                                   515           -             -            -            -
    Dividends and interest                                       336          45             5          114            1
    Trust shares sold                                            443         326             5           41            -
                                                           ---------    --------     ---------    ---------    ---------
      Total assets                                           173,347      44,973         6,346       14,265        9,064
                                                           ---------    --------     ---------    ---------    ---------
LIABILITIES:
  Payables:
    Investment securities purchased                            3,758           -             -            -            -
    Investment advisory fees                                      95          24             4            8            4
    Trust shares redeemed                                          -           -             -            -          341
    Dividends payable                                              -         484            30            -            -
    Other                                                         15           7             -            -            -
                                                           ---------    --------     ---------    ---------    ---------
      Total liabilities                                        3,868         515            34            8          345
                                                           ---------    --------     ---------    ---------    ---------
NET ASSETS                                                 $ 169,479    $ 44,458     $   6,312    $  14,257    $   8,719
                                                           =========    ========     =========    =========    =========
TRUST SHARES OUTSTANDING                                       8,807       2,800           582        1,261        8,719
                                                           =========    ========     =========    =========    =========
NET ASSET VALUE PER SHARE
  (Net assets divided by Trust shares outstanding)         $   19.24    $  15.88     $   10.85    $   11.31    $    1.00
                                                           =========    ========     =========    =========    =========

                       See Notes to Financial Statements

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS

                                                                                  PORTFOLIOS
                                                       -----------------------------------------------------------------
                                                                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                                        EQUITY        GROWTH          NW           BOND          MMKT
                                                       -----------------------------------------------------------------
                                                                            -- ($ in Thousands) --
INVESTMENT INCOME:
  Dividends                                            $   3,617     $    316      $      35             -             -
  Interest                                                   421           55             50     $     936     $     522
                                                       ---------     --------      ---------     ---------     ---------
    Total investment income                                4,038          371             85           936           522
                                                       ---------     --------      ---------     ---------     ---------
EXPENSES:
  Investment advisory fees                                   961          200             40            93            54
  Legal and auditing fees                                     16           13             13            13            13
  Custodian fees                                              30           14              4             5             4
  Trustees' fees                                               4            3              5             3             5
  Other                                                        -            2              4             7             -
                                                       ---------     --------      ---------     ---------     ---------
    Total expenses before reimbursement                    1,011          232             66           121            76
  Expense reimbursement (Note 4)                               -          (14)           (26)          (28)          (22)
                                                       ---------     --------      ---------     ---------     ---------
    Total expenses after reimbursement                     1,011          218             40            93            54
                                                       ---------     --------      ---------     ---------     ---------
NET INVESTMENT INCOME                                      3,027          153             45           843           468
                                                       ---------     --------      ---------     ---------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments                 15,778        5,752             66           116             -
  Net change in unrealized appreciation                   14,951        4,187            196         1,162             -
                                                       ---------     --------      ---------     ---------     ---------
NET GAIN ON INVESTMENTS                                   30,729        9,939            262         1,278             -
                                                       ---------     --------      ---------     ---------     ---------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS     $  33,756     $ 10,092      $     307     $   2,121     $     468
                                                       =========     ========      =========     =========     =========

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                           PORTFOLIOS
                                       -----------------------------------------------------------------------------------
                                               EQUITY                        GROWTH                       NORTHWEST
                                       -----------------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED DECEMBER 31
                                         1995          1994            1995          1994            1995          1994
                                       -----------------------------------------------------------------------------------
                                                         -- (In Thousands, Except Per-Share Amounts) --
OPERATIONS:
  Net investment income (loss)         $   3,027     $   1,693       $     153     $      (5)      $      45     $      28
  Net realized gain (loss) on
    investments                           15,778         7,734           5,752           755              66            12
  Net change in unrealized
    appreciation                          14,951        (2,313)          4,187           396             196            78
                                       ---------     ---------       ---------     ---------       ---------     ---------
  Net change in net assets
    resulting from operations             33,756         7,114          10,092         1,146             307           118

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                   (3,027)       (1,693)           (153)            -             (45)          (28)
  Net realized gain on investments       (15,778)       (7,734)         (5,752)         (750)            (41)            -

Net Trust share transactions              52,207        36,477          24,115        10,910           1,527         1,291
                                       ---------     ---------       ---------     ---------       ---------     ---------
TOTAL CHANGE IN NET ASSETS                67,158        34,164          28,302        11,306           1,748         1,381

NET ASSETS AT BEGINNING OF PERIOD        102,321        68,157          16,156         4,850           4,564         3,183
                                       ---------     ---------       ---------     ---------       ---------     ---------
NET ASSETS AT END OF PERIOD            $ 169,479     $ 102,321       $  44,458     $  16,156       $   6,312     $   4,564
                                       =========     =========       =========     =========       =========     =========
OTHER INFORMATION
Increase (Decrease) in Fund Shares
  and Amounts

SHARES:
  Sales                                    2,832         2,360           1,537           888             176           139
  Reinvestments                              977           560             341            48               5             2
  Redemptions                             (1,083)         (845)           (323)          (90)            (45)          (15)
                                       ---------     ---------       ---------     ---------       ---------     ---------
    Net change                             2,726         2,075           1,555           846             136           126
                                       =========     =========       =========     =========       =========     =========
AMOUNTS:
  Sales                                $  54,206     $  42,171       $  23,605     $  11,442       $   1,973     $   1,431
  Reinvestments                           18,805         9,427           5,420           624              57            15
  Redemptions                            (20,804)      (15,121)         (4,910)       (1,156)           (503)         (155)
                                       ---------     ---------       ---------     ---------       ---------     ---------
    Net change                         $  52,207     $  36,477       $  24,115     $  10,910       $   1,527     $   1,291
                                       =========     =========       =========     =========       =========     =========
DECEMBER 31, 1995:
  Paid in capital                      $ 144,995                     $  39,331                     $   5,974
  Par value per share                  $   0.001                     $   0.001                     $   0.001
  Trust shares authorized              Unlimited                     Unlimited                     Unlimited

                       See Notes to Financial Statements

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
                                                                     (Continued)

                                                                                  PORTFOLIOS
                                                        ---------------------------------------------------------------
                                                                   BOND                                MMKT
                                                        ---------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31
                                                          1995              1994              1995              1994
                                                        ---------------------------------------------------------------
                                                                -- (In Thousands, Except Per-Share Amounts) --
OPERATIONS:
  Net investment income (loss)                          $     843         $     735         $     468         $     270
  Net realized gain (loss) on investments                     116              (348)                -                 -
  Net change in unrealized appreciation                     1,162              (781)                -                 -
                                                        ---------         ---------         ---------         ---------
  Net change in net assets resulting from operations        2,121              (394)              468               270

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (843)             (735)             (468)             (270)
  Net realized gain on investments                              -                 -                 -                 -

Net Trust share transactions                                 (382)            1,245              (596)            2,988
                                                        ---------         ---------         ---------         ---------
TOTAL CHANGE IN NET ASSETS                                    896               116              (596)            2,988

NET ASSETS AT BEGINNING OF PERIOD                          13,361            13,245             9,315             6,327
                                                        ---------         ---------         ---------         ---------
NET ASSETS AT END OF PERIOD                             $  14,257         $  13,361         $   8,719         $   9,315
                                                        =========         =========         =========         =========
OTHER INFORMATION
Increase (Decrease) in Fund Shares
  and Amounts

SHARES:
  Sales                                                       266               351            21,270            16,178
  Reinvestments                                                75                72               432               270
  Redemptions                                                (390)             (304)          (22,298)          (13,460)
                                                        ---------         ---------         ---------         ---------
    Net change                                                (49)              119              (596)            2,988
                                                        =========         =========         =========         =========
AMOUNTS:
  Sales                                                 $   2,941         $   3,790         $  21,270         $  16,178
  Reinvestments                                               843               735               432               270
  Redemptions                                              (4,166)           (3,280)          (22,298)          (13,460)
                                                        ---------         ---------         ---------         ---------
    Net change                                          $    (382)        $   1,245         $    (596)        $   2,988
                                                        =========         =========         =========         =========
DECEMBER 31, 1995:
  Paid in capital                                       $  13,920                           $   8,719
  Par value per share                                   $   0.001                           $   0.001
  Trust shares authorized                               Unlimited                           Unlimited

                       See Notes to Financial Statements

December 31, 1995
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    SAFECO Resource Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is comprised of the Equity, Growth, Northwest (NW), Bond and Money Market (MMKT) Portfolios. Each of the five Portfolios has different investment objectives. Shares of the Trust Portfolios are available as funding vehicles for certain products sold by SAFECO Life Insurance Company ("SAFECO"). Currently, all shares of the Trust are owned by SAFECO or its affiliate, SAFECO Asset Management Company. Shares of the Portfolios are also available as funding vehicles for certain products sold by other insurance companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    SECURITY VALUATION -- Securities in the Equity, Growth, Northwest and Bond Portfolios traded on a national exchange or over-the-counter are valued at the last reported sales price, unless there are no transactions in which case they are valued at the last reported bid price. Long-term corporate bonds and other securities not traded on a national exchange or over-the-counter are valued based on consideration of information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Securities in the Money Market Portfolio purchased at par are valued at cost. All other short-term securities are valued at amortized cost.

    SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date. Realized gains and losses on securities transactions are determined using the identified cost method.

    INCOME RECOGNITION -- Interest is accrued on Portfolio investments daily. Dividend income, less foreign taxes withheld (if any), is recorded on the ex-dividend date.

    DIVIDENDS TO SHAREHOLDERS -- In the Equity, Growth, Northwest and Bond Portfolios, dividends from net investment income and realized gains (if any) to shareholders are recorded on the last business day of December of each year. In the Money Market Portfolio, dividends from net investment income are declared as of the close of each business day and payment is made as of the last business day of each month.

    FEDERAL INCOME TAX -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (Continued)

2.  INVESTMENT TRANSACTIONS

                                                                                           PORTFOLIOS
                                                                         -----------------------------------------------
                                                                          EQUITY        GROWTH        NW          BOND
     -------------------------------------------------------------------------------------------------------------------
                                                                                    -- ($ in Thousands) --
     PURCHASES for the year ended December 31, 1995 (including $11,887
       of U.S. Government and Agency Securities in the Bond Portfolio)    $119,488      $48,909      $2,070      $12,984
                                                                          ========      =======      ======      =======
     SALES for the year ended December 31, 1995 (including $11,250 of
       U.S. Government and Agency Securities in the Bond Portfolio)       $ 88,220      $30,367      $1,016      $13,302
                                                                          ========      =======      ======      =======
     Purchases and sales amounts exclude short-term obligations which, at the time of purchase, had a maturity of one year or less.
     UNREALIZED APPRECIATION (DEPRECIATION) AT DECEMBER 31, 1995:
     Aggregate gross unrealized appreciation for investment securities
       in which there is an excess of value over identified cost          $ 27,932      $ 8,028      $1,009      $   601
     Aggregate gross unrealized depreciation for investment securities
       in which there is an excess of identified cost over value            (3,448)      (2,901)       (671)         (32)
                                                                          --------      -------      ------      -------
         Net unrealized appreciation                                      $ 24,484      $ 5,127      $  338      $   569
                                                                          ========      =======      ======      =======

3.  ACCUMULATED UNDISTRIBUTED CAPITAL LOSS

    At December 31, 1995, the Bond Portfolio had accumulated undistributed net realized losses on investment transaction of $232,000. For federal income tax purposes, this amount represents a capital loss carryforward which may be utilized to offset realized gains in future years and expires December 31, 2002.

4. INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

    SAFECO Asset Management Company receives investment advisory fees from the Trust. For the Equity, Growth, Northwest and Bond Portfolios, the fee is based on average daily net assets at an annual rate of .74 percent. For the Money Market Portfolio, the fee is based on average daily net assets at an annual rate of .65 percent.

    The Portfolios may borrow money for temporary purposes from SAFECO Corporation or its affiliates at interest rates equivalent to commercial bank interest rates.

    Prior to May 5, 1994, SAFECO Life Insurance Company (SAFECO) paid all the expenses of the portfolios except for investment advisory fees. Beginning on May 5, 1994, any portfolio with net assets in excess of $20 million is charged for all other operating expenses, including legal and auditing fees, trustees' fees, custodian fees, and other expenses. For portfolios with net assets less than $20 million, SAFECO continues to pay the portfolios' other operating expenses. SAFECO paid for or reimbursed other operating expenses of the Growth, Northwest, Bond and Money Market Portfolios in the amounts of $14,000, $26,000, $28,000 and $22,000, respectively, during the year ended December 31, 1995. Other operating expenses in prior periods were comparable in amount to current period amounts.

December 31, 1995
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(Continued)

5.  FINANCIAL HIGHLIGHTS
    (For a Share Outstanding Throughout the Period)

                                                                               EQUITY PORTFOLIO
     --------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                       1995          1994            1993           1992           1991
                                                      -------------------------------------------------------------------
     NET ASSET VALUE AT BEGINNING OF PERIOD           $  16.83      $  17.02        $ 14.20        $ 13.48        $ 11.38
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                              0.39          0.31           0.23           0.20           0.24
       Net realized and unrealized gain (loss) on
         investments                                      4.43          1.21           3.74           0.89           2.82
                                                      --------      --------        -------        -------        -------
         Total from investment operations                 4.82          1.52           3.97           1.09           3.06
                                                      --------      --------        -------        -------        -------
     LESS DISTRIBUTIONS:
       Dividends from net investment income              (0.39)        (0.31)         (0.23)         (0.20)         (0.24)
       Distributions from capital gains                  (2.02)        (1.40)         (0.92)         (0.17)         (0.72)
                                                      --------      --------        -------        -------        -------
         Total distributions                             (2.41)        (1.71)         (1.15)         (0.37)         (0.96)
                                                      --------      --------        -------        -------        -------
     NET ASSET VALUE AT END OF PERIOD                 $  19.24      $  16.83        $ 17.02        $ 14.20        $ 13.48
                                                      ========      ========        =======        =======        =======
     TOTAL RETURN                                       28.63%         8.94%(A)      27.92%(A)       8.06%(A)      26.85%(A)
     NET ASSETS AT END OF PERIOD (000'S OMITTED)      $169,479      $102,321        $68,157        $36,064        $20,402
     RATIO OF EXPENSES TO AVERAGE NET ASSETS              .75%          .77%           .73%           .73%           .73%
     RATIO OF EXPENSES TO AVERAGE NET ASSETS
       BEFORE EXPENSE REIMBURSEMENTS++                     N/A          .78%              -              -              -
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
       ASSETS                                            2.26%         1.98%          1.71%          1.80%          2.31%
     PORTFOLIO TURNOVER RATE                            69.18%        28.71%         41.35%         24.75%         43.60%

       ++ See Note 4 of Notes to Financial Statements.
      (A) The total return would have been lower had certain expenses not been reduced during the periods shown
          (See Note 4 of Notes to Financial Statements).
      N/A Not applicable as no fund expenses were reimbursed.

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (Continued)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    (For a Share Outstanding Throughout the Period)

                                                                                   GROWTH PORTFOLIO
     ---------------------------------------------------------------------------------------------------------------
                                                                                                    JANUARY 7, 1993
                                                                                                    (COMMENCEMENT OF
                                                                                                     OPERATIONS) TO
                                                                   YEAR ENDED DECEMBER 31             DECEMBER 31,
                                                                    1995             1994                 1993
                                                                   -------------------------------------------------
     NET ASSET VALUE AT BEGINNING OF PERIOD                        $ 12.98          $ 12.16              $ 10.00
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                                          0.06                -                 0.01
       Net realized and unrealized gain on investments                5.26             1.45                 3.60
                                                                   -------          -------              -------
         Total from investment operations                             5.32             1.45                 3.61
                                                                   -------          -------              -------
     LESS DISTRIBUTIONS:
       Dividends from net investment income                          (0.06)               -                (0.01)
       Distributions from capital gains                              (2.36)           (0.63)               (1.44)
                                                                   -------          -------              -------
         Total distributions                                         (2.42)           (0.63)               (1.45)
                                                                   -------          -------              -------
     NET ASSET VALUE AT END OF PERIOD                              $ 15.88          $ 12.98              $ 12.16
                                                                   =======          =======              =======
     TOTAL RETURN(A)                                                41.00%           11.92%                34.73%**
     NET ASSETS AT END OF PERIOD (000'S OMITTED)                   $44,458          $16,156              $ 4,850
     RATIO OF EXPENSES TO AVERAGE NET ASSETS                          .79%             .71%                  .72%*
     RATIO OF EXPENSES TO AVERAGE NET ASSETS
       BEFORE EXPENSE REIMBURSEMENTS++                                .84%             .96%                    -
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             .55%            -.05%                  .08%*
     PORTFOLIO TURNOVER RATE                                       111.70%           41.24%               108.67%*

        * Annualized
       ** Not Annualized. Performance information begins on January 31, 1993.
       ++ See Note 4 of Notes to Financial Statements.
      (A) The total return would have been lower had certain expenses not been reduced during the periods shown
          (See Note 4 of Notes to Financial Statements).

December 31, 1995
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(Continued)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    (For a Share Outstanding Throughout the Period)

                                                                                 NORTHWEST PORTFOLIO
    ---------------------------------------------------------------------------------------------------------------
                                                                                                    JANUARY 7, 1993
                                                                                                    (COMMENCEMENT OF
                                                                                                     OPERATIONS) TO
                                                                   YEAR ENDED DECEMBER 31             DECEMBER 31,
                                                                    1995             1994                 1993
                                                                   ------------------------------------------------
     NET ASSET VALUE AT BEGINNING OF PERIOD                         $10.24           $ 9.94               $10.00
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                                          0.08             0.06                 0.09
       Net realized and unrealized gain (loss) on investments         0.68             0.30                (0.06)
                                                                    ------           ------               ------
         Total from investment operations                             0.76             0.36                 0.03
                                                                    ------           ------               ------
     LESS DISTRIBUTIONS:
       Dividends from net investment income                          (0.08)           (0.06)               (0.09)
       Distributions from capital gains                              (0.07)               -                    -
                                                                    ------           ------               ------
         Total distributions                                         (0.15)           (0.06)               (0.09)
                                                                    ------           ------               ------
     NET ASSET VALUE AT END OF PERIOD                               $10.85           $10.24               $ 9.94
                                                                    ======           ======               ======
     TOTAL RETURN(A)                                                 7.42%            3.65%                -.55%**
     NET ASSETS AT END OF PERIOD (000'S OMITTED)                    $6,312           $4,564               $3,183
     RATIO OF EXPENSES TO AVERAGE NET ASSETS                          .71%             .71%                 .72%*
     RATIO OF EXPENSES TO AVERAGE NET ASSETS
       BEFORE EXPENSE REIMBURSEMENTS++                               1.18%            1.23%                    -
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             .81%             .72%                1.06%*
     PORTFOLIO TURNOVER RATE                                         1.30%            7.29%                3.93%*


        * Annualized
       ** Not Annualized. Performance information begins on January 31, 1993.
       ++ See Note 4 of Notes to Financial Statements.
      (A) The total return would have been lower had certain expenses not been reduced during the periods shown
          (See Note 4 of Notes to Financial Statements).

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (Continued)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    (For a Share Outstanding Throughout the Period)

                                                                                 BOND PORTFOLIO
     --------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31
                                                         1995         1994           1993           1992           1991
                                                        -----------------------------------------------------------------
     NET ASSET VALUE AT BEGINNING OF PERIOD             $ 10.20      $ 11.12        $ 10.82        $ 10.80        $ 10.09
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                               0.71         0.59           0.56           0.58           0.70
       Net realized and unrealized gain (loss) on
         investments                                       1.11        (0.92)          0.58           0.16           0.71
                                                        -------      -------        -------        -------        -------
         Total from investment operations                  1.82        (0.33)          1.14           0.74           1.41
                                                        -------      -------        -------        -------        -------
     LESS DISTRIBUTIONS:
       Dividends from net investment income               (0.71)       (0.59)         (0.56)         (0.58)         (0.70)
       Distributions from capital gains                       -            -          (0.28)         (0.14)             -
                                                        -------      -------         ------         ------         ------
         Total distributions                              (0.71)       (0.59)         (0.84)         (0.72)         (0.70)
                                                        -------      -------        -------        -------        -------
     NET ASSET VALUE AT END OF PERIOD                   $ 11.31      $ 10.20        $ 11.12        $ 10.82        $ 10.80
                                                        =======      =======        =======        =======        =======
     TOTAL RETURN(A)                                     17.87%       -2.93%         10.55%          6.82%         13.98%
     NET ASSETS AT END OF PERIOD (000'S OMITTED)        $14,257      $13,361        $13,245        $ 9,172        $ 4,852
     RATIO OF EXPENSES TO AVERAGE NET ASSETS               .72%         .72%           .73%           .74%           .74%
     RATIO OF EXPENSES TO AVERAGE NET ASSETS
       BEFORE EXPENSE REIMBURSEMENTS++                     .94%         .89%              -              -              -
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
       ASSETS                                             6.50%        5.53%          5.68%          6.96%          7.26%
     PORTFOLIO TURNOVER RATE                             77.93%      147.22%         60.20%         46.66%         36.31%

       ++ See Note 4 of Notes to Financial Statements.
      (A) The total return would have been lower had certain expenses not been reduced during the periods shown
          (See Note 4 of Notes to Financial Statements).

December 31, 1995
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(Continued)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    (For a Share Outstanding Throughout the Period)

                                                                              MONEY MARKET PORTFOLIO
    ---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
                                                             1995         1994          1993          1992          1991
                                                            -------------------------------------------------------------
     NET ASSET VALUE AT BEGINNING OF PERIOD                 $ 1.00       $ 1.00        $ 1.00        $ 1.00        $ 1.00
     INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                                  0.05         0.04          0.03          0.03          0.06
     LESS DISTRIBUTIONS:
       Dividends from net investment income                  (0.05)       (0.04)        (0.03)        (0.03)        (0.06)
                                                            ------       ------        ------        ------        ------
     NET ASSET VALUE AT END OF PERIOD                       $ 1.00       $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                            ======       ======        ======        ======        ======
     TOTAL RETURN (A)                                        5.56%        3.65%         2.61%         3.26%         5.67%
     NET ASSETS AT END OF PERIOD (000'S OMITTED)            $8,719       $9,315        $6,327        $5,399        $4,534
     RATIO OF EXPENSES TO AVERAGE NET ASSETS                  .62%         .63%          .64%          .68%          .74%
     RATIO OF EXPENSES TO AVERAGE NET ASSETS
       BEFORE EXPENSE REIMBURSEMENTS++                        .87%         .87%             -             -             -
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
       ASSETS                                                5.32%        3.63%         2.61%         3.23%         5.54%

       ++ See Note 4 of Notes to Financial Statements.
      (A) The total return would have been lower had certain expenses not been reduced during the periods shown
          (See Note 4 of Notes to Financial Statements).

                                                    SAFECO RESOURCE SERIES TRUST
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of SAFECO Resource Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SAFECO Resource Series Trust (comprising, respectively, the Equity, Growth, Northwest, Bond, and Money Market Portfolios), as of December 31, 1995. For the Equity, Bond, and Money Market Portfolios, we have audited the statement of operations for the year ended December 31, 1995, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. For the Growth and Northwest Portfolios, we have audited the statement of operations for the year ended December 31, 1995, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 7, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SAFECO Resource Series Trust at December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                              [ERNST & YOUNG LLP SIG]

Seattle, Washington

January 26, 1996